SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):
                                January 10, 2001



                           NEWMONT MINING CORPORATION
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)



           Delaware                     1-1153                13-2526632
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 (State or Other Jurisdiction   (Commission File No.)      (I.R.S. Employer
       of Incorporation)                                  Identification No.)



1700 Lincoln Street, Denver, Colorado                              80203
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 (Address of Principal Executive Offices)                        (Zip Code)



      Registrant's telephone number, including area code: (303) 863-7414
                                                          --------------



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

            On January 10, 2001, Bounty Merger Corp., a Nevada corporation and a wholly owned subsidiary of Newmont Mining Corporation ("Newmont"), was merged (the "Merger") with and into Battle Mountain Gold Company, a Nevada corporation ("Battle Mountain"), pursuant to the Agreement and Plan of Merger, dated as of June 21, 2000, among Newmont, Bounty Merger Corp. and Battle Mountain, and on January 10, 2001, Articles of Arrangement were filed in accordance with the Ontario Business Corporation Act pursuant to the Arrangement Agreement, dated as of June 21, 2000, among Newmont, Bounty Merger Corp., Battle Mountain and Battle Mountain Canada Ltd., an Ontario corporation. Pursuant to these agreements, when the Merger was consummated (the "Effective Time"), among other things, each share of common stock of Battle Mountain and each exchangeable share of Battle Mountain Canada Ltd. issued and outstanding immediately prior to the Effective Time was converted into the right to receive 0.105 shares of Newmont common stock. In addition, each share of Battle Mountain convertible preferred stock issued and outstanding immediately prior to the Effective Time was converted into one share of Newmont convertible preferred stock with substantially identical terms. The Certificate of Designations for the Newmont convertible preferred stock is filed as Exhibit 4.1 and the foregoing description of the Newmont convertible preferred stock is qualified in its entirety by reference to such Exhibit. All outstanding options to purchase Battle Mountain common stock or Battle Mountain Canada Ltd. exchangeable shares were converted into options to purchase Newmont common stock, adjusted to reflect the exchange ratio. A copy of the press release issued by Newmont on January 11, 2000 is filed as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a)  Financial statements of businesses acquired.

            The audited financial statements of Battle Mountain for the years ended December 31, 1999, and the accountant's report related thereto, are incorporated by reference from Battle Mountain's Annual Report on Form 10-K/A for the year ended December 31, 1999 filed with the Securities and Exchange Commission (the "Commission") on November 22, 2000, and the unaudited financial statements of Battle Mountain for the quarter ended September 30, 2000, are incorporated by reference from Battle Mountain's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed with the Commission on November 14, 2000.

            (b)  Pro forma financial information.

            The required pro forma financial information of Newmont and Battle Mountain giving effect to a merger of Newmont and Battle Mountain assuming such a merger had occurred as of September 30, 2000 is incorporated herein by reference from Newmont's Current Report on Form 8-K filed with the Commission on December 5, 2000.

            (c)  Exhibits.

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger, dated as of June 21, 2000, by and among Newmont Mining Corporation, Bounty Merger Corp. and Battle Mountain Gold Company, incorporated by reference from Appendix A of the proxy statement/prospectus included in Newmont Mining Corporation's Registration Statement on Form S-4 filed on November 22, 2000.

4.1 Certificate of Designations of $3.25 Convertible Preferred Stock of Newmont Mining Corporation.

99.1           Press release, dated January 11, 2001, issued by Newmont Mining
               Corporation.

99.2 Audited financial statements of Battle Mountain Gold Company for the years ended December 31, 1999, incorporated by reference from Battle Mountain Gold Company's Annual Report on Form 10-K/A for the year ended December 31, 1999 filed on November 22, 2000.

99.3 Unaudited financial statements of Battle Mountain Gold Company for the quarter ended September 30, 2000, incorporated by reference from Battle Mountain's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed on November 14, 2000.

99.4 Pro Forma financial statements of Newmont Mining Corporation and Battle Mountain, incorporated by reference from Exhibit 99.3 to Newmont Mining Corporation's Current Report on Form 8-K on December 5, 2000.





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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NEWMONT MINING CORPORATION

Dated:  January 22, 2001           By:  /s/ Timothy J. Schmitt
                                       -----------------------
                                   Name:  Timothy J. Schmitt
                                   Title: Vice President and Secretary

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

2.1 Agreement and Plan of Merger, dated as of June 21, 2000, by and among Newmont Mining Corporation, Bounty Merger Corp. and Battle Mountain Gold Company, incorporated by reference from Appendix A of the proxy statement/prospectus included in Newmont Mining Corporation's Registration Statement on Form S-4 filed on November 22, 2000.

4.1 Certificate of Designations of $3.25 Convertible Preferred Stock of Newmont Mining Corporation.

99.1           Press release, dated January 11, 2001, issued by Newmont Mining
               Corporation.

99.2 Audited financial statements of Battle Mountain Gold Company for the years ended December 31, 1999, incorporated by reference from Battle Mountain Gold Company's Annual Report on Form 10-K/A for the year ended December 31, 1999 filed on November 22, 2000.

99.3 Unaudited financial statements of Battle Mountain Gold Company for the quarter ended September 30, 2000, incorporated by reference from Battle Mountain's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 filed on November 14, 2000.

99.4 Pro Forma financial statements of Newmont Mining Corporation and Battle Mountain, incorporated by reference from Exhibit 99.3 to Newmont Mining Corporation's Current Report on Form 8-K on December 5, 2000.